EXHIBIT 99.1

                                  JULY 23, 2004

             GEORGIA BANK FINANCIAL REPORTS SECOND QUARTER EARNINGS

     Georgia Bank Financial Corporation (OTCBB:GBFP), the holding company for Georgia Bank & Trust Company of Augusta, today reported quarterly net income of $2.15 million for the three months ended June 30, 2004 compared to $2.0 million in the second quarter of 2003, an increase of 9.1 percent. Diluted earnings per share for the second quarter of 2004 were $0.41 versus $0.37 for the second quarter of 2003, a 10.8 percent increase.

     Net  income for the six months ended June 30, 2004 totaled $4.2 million, an
8.7 percent increase over the $3.8 million reported in the same period of 2003. Diluted earnings per share for the six months ended June 30, 2004 were $0.79 versus $0.73 per share for the six months ended June 30, 2003, an 8.2 percent increase. Return on average assets was 1.29 percent for the second quarter of 2004 and return on average shareholder's equity was 15.28 percent.

     Net interest income for the first six months of 2004, a measure of core earnings, was $12.4 million, up 14.0 percent from the $10.8 million in the comparable six months in 2003. Noninterest income, reflecting the slowing of mortgage origination volume for the first six months of 2004, was $6.1 million, down from $7.2 million in the first six months of 2003.

     As of June 30, 2004, loans outstanding were $461.8 million, reflecting an increase of $40.7 million or 9.7 percent compared to the same period last year. Asset quality remains strong as annualized net charge-offs for the second quarter total 0.05 percent. Total assets at June 30, 2004 were $678.6 million and total deposits were $538.7 million. This reflects an increase of 11.8 percent in assets and 13.2 percent in deposits over June 30, 2003. Total assets and deposits were $607.0 million and $476.1 million, respectively at June 30, 2003.

     "Our performance during the second quarter represents another excellent quarter for the Company. Our earnings increase was driven by strong growth in net interest income. We are very pleased with growth of the core bank in the face of declining mortgage volume and a rising interest rate environment," stated R. Daniel Blanton, President and CEO.

     Georgia Bank & Trust Company currently operates seven offices in the Metro Augusta market and is the largest locally-owned and operated bank in Richmond and Columbia County. Based on various mergers and business combinations by other financial institutions, Georgia Bank & Trust Company continues as "the oldest name in Augusta banking," which proudly reflects its commitment to the local market.

     The Company's common stock is publicly traded on the Over-the-Counter Bulletin Board under the symbol "GBFP." UBS Financial Services, Inc, Augusta, Georgia serves as the principal market maker of the common stock.

     For further information, please contact R. Daniel Blanton, President and CEO or Ronald L. Thigpen, Executive Vice President and Chief Operating Officer at 706-738-6990.


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

                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                           Consolidated Balance Sheets

                       ASSETS                        June 30,
                                                       2004        December 31,
                                                    (Unaudited)        2003
                                                   -------------  --------------
Cash and due from banks                            $ 15,097,115   $  15,704,566
Federal funds sold                                   11,743,000               -
Interest-bearing deposits in other banks                 17,380          17,318
                                                   -------------  --------------
          Cash  and  cash  equivalents               26,857,495       15,721,884

Investment securities
  Available-for-sale                                155,846,245     151,394,463
  Held-to-maturity, at cost (fair values of
    $4,965,735 and $5,750,099, respectively)          4,772,749       5,437,519

Loans held for sale                                  20,431,195      14,047,080
Loans                                               441,348,938     418,632,111
  Less allowance for loan losses                     (7,302,393)     (7,277,589)
                                                   -------------   -------------
          Loans, net                                434,046,545     411,354,522

Premises and equipment, net                          16,859,252      14,250,543
Accrued interest receivable                           3,555,963       3,784,888
Intangible assets, net                                  139,883         139,883
Bank-owned life insurance                            11,223,719      10,971,633
Other assets                                          4,889,156       3,530,542
                                                   ------------   --------------
                                                   $678,622,202   $ 630,632,957
                                                   ============   ==============

           LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                              $ 81,723,440   $  68,033,102
  Interest-bearing:
    NOW accounts                                     74,848,327      72,386,405
    Savings                                         219,197,189     194,366,425
    Money management accounts                        26,529,133      22,137,192
    Time deposits over $100,000                     105,498,003      97,631,749
    Other time deposits                              30,909,172      29,396,929
                                                   ------------   --------------
                                                    538,705,264     483,951,802

Federal funds purchased and securities sold
  under repurchase agreements                        40,766,879      56,968,754
Advances from Federal Home Loan Bank                 40,000,000      30,000,000
Other borrowed funds                                    900,000         800,000
Accrued interest and other liabilities                4,388,740       5,223,354
                                                   ------------   --------------
          Total liabilities                         624,760,883     576,943,910
                                                   ------------   --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,284,746 shares issued;
    5,247,204 shares outstanding                     15,854,238      15,854,238
Additional paid-in capital                           34,337,584      34,337,584
Retained earnings                                     5,799,619       3,001,079
Treasury stock, at cost 37,542 shares                  (507,360)       (507,360)
Accumulated other comprehensive (loss) income        (1,622,762)      1,003,506
                                                   ------------   --------------
          Total stockholders' equity                 53,861,319      53,689,047
                                                   ------------   --------------
                                                   $678,622,202   $ 630,632,957
                                                   ============   ==============


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

                         GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                 Consolidated Statements of Income

                                          (Unaudited)

                                                  Three Months Ended          Six Months Ended
                                                        June 30,                  June 30,
                                                -----------------------   -------------------------
                                                   2004         2003          2004         2003
                                                ----------   ----------   -----------   -----------
Interest income:
   Loans, including fees                        $6,791,048   $6,487,762   $13,431,392   $12,745,210
   Investment securities                         1,712,465    1,560,293     3,419,308     3,181,665
   Federal funds sold                                9,006       26,764        17,230        59,870
   Interest-bearing deposits in other banks             14        2,304            43         3,580
                                                ----------   ----------   -----------   -----------
          Total interest income                  8,512,533    8,077,123    16,867,973    15,990,325
                                                ----------   ----------   -----------   -----------

Interest expense:
   Deposits                                      1,674,482    1,939,858     3,314,020     3,920,017
   Federal funds purchased and securities sold
      under repurchase agreements                  134,421      164,927       311,809       332,499
   Other borrowings                                445,930      447,920       878,037       891,006
                                                ----------   ----------   -----------   -----------
          Total interest expense                 2,254,833    2,552,705     4,503,866     5,143,522
                                                ----------   ----------   -----------   -----------

          Net interest income                    6,257,700    5,524,418    12,364,107    10,846,803

Provision for loan losses                          131,197      431,805       519,920       906,555
                                                ----------   ----------   -----------   -----------

          Net interest income after provision
             for loan losses                     6,126,503    5,092,613    11,844,187     9,940,248
                                                ----------   ----------   -----------   -----------

Noninterest income:
   Service charges and fees on deposits          1,227,462    1,139,770     2,286,369     2,222,419
   Gain on sale of loans                         1,628,426    2,531,502     2,905,106     4,319,232
   Investment securities (losses) gains, net       (85,293)     (17,420)       (4,542)       28,772
   Retail investment income                        108,983       82,452       204,538       173,389
   Trust service fees                              135,831       79,776       258,070       149,635
   Increase in cash surrender value of
      bank-owned life insurance                    126,823       38,012       252,086        72,924
   Miscellaneous income                            112,612       93,992       211,944       191,304
                                                -----------  -----------  ------------  -----------
          Total noninterest income               3,254,844    3,948,084     6,113,571     7,157,675
                                                ----------   ----------   -----------   -----------

Noninterest expense:
   Salaries                                      3,120,656    3,236,655     5,633,780     5,992,428
   Employee benefits                               730,100      681,519     1,496,955     1,309,934
   Occupancy expenses                              642,195      596,657     1,261,359     1,178,003
   Other operating expenses                      1,654,695    1,472,096     3,354,625     2,743,559
                                                ----------   ----------   -----------   -----------
          Total noninterest expense              6,147,646    5,986,927    11,746,719    11,223,924
                                                ----------   ----------   -----------   -----------

          Income before income taxes             3,233,701    3,053,770     6,211,039     5,873,999

Income tax expense                               1,076,978    1,076,796     2,048,226     2,044,838
                                                ----------   ----------   -----------   -----------

          Net income                            $2,156,723   $1,976,974   $ 4,162,813   $ 3,829,161
                                                ==========   ==========   ===========   ===========


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
                     GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                             Consolidated Statements of Income

                                        (Unaudited)


                                              Three Months Ended       Six Months Ended
                                                   June 30,                June 30,
                                            ----------------------  ----------------------
                                               2004        2003        2004        2003
                                            ----------  ----------  ----------  ----------
Basic net income per share                  $     0.41  $     0.38  $     0.79  $     0.73
                                            ==========  ==========  ==========  ==========

Diluted net income per share                $     0.41  $     0.37  $     0.78  $     0.72
                                            ==========  ==========  ==========  ==========

Weighted average common shares outstanding   5,247,204   5,247,204   5,247,204   5,247,204
                                            ==========  ==========  ==========  ==========

Weighted average number of common and
   common equivalent shares outstanding      5,323,482   5,356,982   5,323,786   5,355,340
                                            ==========  ==========  ==========  ==========



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